UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                  May 10, 2010

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Blvd., N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

001-11229	Mississippi Power Company (A Mississippi Corporation) 2992 West Beach Gulfport, Mississippi 39501 (228) 864-1211	64-0205820

The names and addresses of the registrants have not changed since the last report.

This combined Form 8-K is furnished separately by two registrants: The Southern Company and Mississippi Power Company.  Information contained herein relating to each registrant is furnished by each registrant solely on its own behalf.  Each registrant makes no representation as to information relating to the other registrant.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

See MANAGEMENT’S DISCUSSION AND ANALYSIS — FUTURE EARNINGS POTENTIAL — “Integrated Coal Gasification Combined Cycle” and — “PSC Matters — Mississippi Baseload Construction Legislation” of Mississippi Power Company (“Mississippi Power”) in Item 7 and Note 3 to the financial statements of The Southern Company under “Retail Regulatory Matters — Integrated Coal Gasification Combined Cycle (IGCC)” and of Mississippi Power under “Integrated Coal Gasification Combined Cycle” in Item 8 of each company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.  Also see MANAGEMENT’S DISCUSSION AND ANALYSIS – FUTURE EARNINGS POTENTIAL – “Integrated Coal Gasification Combined Cycle” of Mississippi Power and Note (B) to the Condensed Financial Statements under “Retail Regulatory Matters – Integrated Coal Gasification Combined Cycle” of each company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 for additional information regarding the Kemper IGCC.
On May 10, 2010, Mississippi Power filed a motion in response to the April 29, 2010 order of the Mississippi Public Service Commission (the “Mississippi PSC”) relating to the Kemper IGCC, or in the alternative, for alteration or rehearing of such order.  In its motion, Mississippi Power responded to the order and proposed alternatives to the conditions contained in the order, which, if accepted by the Mississippi PSC, would both address the Mississippi PSC’s concerns and allow Mississippi Power to proceed with the Kemper IGCC.  In its motion, Mississippi Power proposed, among other things, an alternate construction cost cap of $2.88 billion, modified prudence review procedures, and a modified proposal for financing cost recovery on construction work in progress (“CWIP”) balances under the State of Mississippi Baseload Act of 2008, which would provide for the accrual of allowance for funds used during construction in 2010 and 2011 and recovery of financing costs on 100% of CWIP in 2012, 2013, and 2014.
The ultimate outcome of this matter cannot now be determined.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2010	THE SOUTHERN COMPANY

By /s/Melissa K. Caen Melissa K. Caen Assistant Secretary

MISSISSIPPI POWER COMPANY

By /s/Melissa K. Caen Melissa K. Caen Assistant Secretary